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EXHIBIT 99.2


                                                                EXECUTION COPY
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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of April 30, 2003 (the "AGREEMENT"), is entered into by and among Stronghold Technologies, Inc., a Nevada corporation (the "COMPANY"), and the Holders (the "INVESTORS") of the Company's Series A $1.25 Convertible Preferred Stock (the "SERIES A PREFERRED STOCK"), Warrants ("WARRANTS") and Series B $.090 Convertible Preferred Stock ("SERIES B PREFERRED STOCK") as set forth on Exhibit A hereto.

         WHEREAS, the Investors holding the Series A Preferred Stock and Warrants have been heretofore granted certain registration rights and the Company and such Investors wish to restate such registration rights and this Agreement supercedes the prior Registration Rights Agreement between the Company and such Investors; and

         WHEREAS, simultaneously with the execution and delivery of this Agreement, certain Investors are acquiring from the Company, pursuant to a Securities Purchase Agreement, shares of the Series B Preferred Stock; and

         WHEREAS, the Company desires to grant to the Investors the registration rights set forth herein with respect to the shares (the "CONVERSION SHARES") of Common Stock issuable upon conversion of the Series A Preferred Stock and Series B Preferred Stock, shares (the WARRANT SHARES") of Common Stock, issuable upon exercise of the Warrants, shares (the "DEFAULT WARRANT SHARES") of Common Stock issuable upon the exercise of the warrants issuable in the event of a registration default pursuant to Section 4(e) and shares (the "DISTRIBUTION SHARES") of Common Stock issued as a dividend or other distribution with respect to the Conversion Shares, Warrant Shares or Default Warrant Shares (all the shares of the Series A Preferred Stock , Series B Preferred Stock, the Conversion Shares, the Warrants, the Warrant Shares, the Default Warrant Shares and the Distribution Shares collectively and interchangeably, the "SECURITIES").

         NOW, THEREFORE, the parties hereto mutually agree as follows:

1.       CERTAIN DEFINITIONS

         As used herein the term "REGISTRABLE SECURITY" means the Conversion Shares, Default Warrant Shares and the Distribution Shares, until (i) the Registration Statement (as defined below) has been declared effective by the Securities and Exchange Commission (the "COMMISSION"), and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 ("RULE 144") (or any similar provision then in force) under the Securities Act of 1933, as amended (the "SECURITIES ACT") are met, or (iii) such time as, in the opinion of counsel to the Company reasonably satisfactory to the Investors and upon delivery to the Investors of such executed opinion, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144 (or any similar provision then in effect). In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure



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affecting  the  Common  Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement. As used herein the term "HOLDER" means any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 10 hereof. As used herein "TRADING DAY" shall mean any business day on which the market on which the Common Stock trades is open for business.

2.       RESTRICTIONS ON TRANSFER

         Each of the Investors acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are
"restricted securities" as defined in Rule 144. Each of the Investors understands that no disposition or transfer of the Securities may be made by any Investor in the absence of (i) an opinion of counsel to such Investor, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

3.       COMPLIANCE WITH REPORTING REQUIREMENTS

         With a view to making available to the Holders the benefits of Rule 144 or any other similar rule or regulation of the Commission that may at any time permit the Holder of the Securities to sell securities of the Company to the public pursuant to Rule 144, the Company agrees to:

     (a) comply with the provisions of paragraph (c)(1) of Rule 144;

     (b) file with the Commission in a timely manner all reports and other documents required to be filed with the Commission pursuant to Section 13 or 15(d) under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") by companies subject to either of such sections, irrespective of whether the Company is then subject to such reporting requirements; and

     (c) Upon request by any Holder or the Company's transfer agent, the Company shall provide an opinion of counsel, which opinion shall be reasonably acceptable to the Holder and/or the Company's transfer agent, that the such Holder has complied with the applicable conditions of Rule 144 (or any similar provision then in force).

   4. REGISTRATION RIGHTS WITH RESPECT TO THE REGISTRABLE SECURITIES

     (a)  The  Company agrees that it will prepare and file with the Commission,
(i) not later than November 15, 2003, a registration statement (on Form S-1 or SB-2, or other appropriate registration statement form) under the Securities Act (the "REGISTRATION STATEMENT"), and (ii) if at least 20% of the Registrable Securities covered under the Registration Statement filed under (i) remain unsold during the effective period of such Registration Statement, then within 20 days following receipt of a written notice from the Holder representing a majority of such unsold Registrable Securities, another Registration Statement so as to permit a resale of the Securities under the Securities Act by the Holder as selling stockholder and not as an underwriters.



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         The Company shall use diligent  best efforts to cause the  Registration
Statement to become effective as soon as practical following the filing of the Registration Statement. The number of shares designated in the Registration Statement to be registered shall include 150% of the Conversion Shares, 150% of the Warrant Shares and 150% of the Default Warrant Shares, if any, and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify the Holders and its transfer agent of the effectiveness of the Registration Statement within one Trading Day of such event.

     (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 4 effective under the Securities Act until the earlier of (i) the date that none of the Registrable Securities covered by such Registration Statement are or may become issued and outstanding, (ii) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (iii) the date the Holders receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holders, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) two years from the Effective Date.

     (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under this Section 4 and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Company shall also reimburse the fees and expenses of counsel to the Holders incurred in connection with such counsel's review of the Registration Statement and advice concerning the Registration Statement and its filing subject to a cap of $15,000. The Holders shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered. The Holders and their counsel shall have a reasonable period, not to exceed 15 Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide the Holders with copies of any comment letters received from the Commission with respect thereto within two Trading Days of receipt thereof. The Company shall qualify any of the Registrable Securities for sale in such states as the Holders reasonably designate and shall furnish indemnification in the manner provided in
Section 7 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the Holders, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each of the Holders with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by any of the Holders.

     (d) The Company shall not be required by this Section 4 to include the Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holders and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holders and

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the  Company)  the  proposed  offering  or  other  transfer  as  to  which  such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities," as defined in Rule 144.

     (e) In the event that (i) the Registration Statement is not filed by the Company in a timely manner as set forth in Section 4(a); or (ii) such Registration Statement is not declared effective by the Commission on or before January 15, 2004; or (iii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 4(b) above (each a "REGISTRATION DEFAULT"), then the Company will issue to the Holders as of the first day of such Registration Default and for every consecutive month in which such Registration Default is occurring, as liquidated damages and not as a penalty, warrants to purchase one (1) share of the Common Stock ("DEFAULT WARRANTS") for each share of Series B Preferred Stock issued to the Holders pursuant to the Securities Purchase Agreement until such corresponding Registration Default no longer exists ("LIQUIDATED DAMAGES"); provided, however, that the issuance of such Default Warrants shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section.

         If the Company does not issue the Default Warrants to the Holders as set forth above, the Company will pay any Holder's reasonable costs of any action in a court of law to cause compliance with this Section 4(e), including reasonable attorneys' fees, in addition to the Default Warrants. The registration of the Registrable Securities pursuant to this Section shall not affect or limit a Holder's other rights or remedies as set forth in this Agreement.

     (f) The Company shall be precluded from including in any Registration Statement which it is required to file pursuant to this Section 4 any other securities apart from the Registrable Securities, without the prior written consent of the Holders.

     (g) If, at any time any Registrable Securities are not at the time covered by any effective Registration Statement, the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its shares of the Common Stock (other than in connection with a merger or other business combination transaction that has been consented to in writing by Holders of the Series B Preferred Stock, or pursuant to Form S-8 when such filing has been consented to in writing by Holders of the Series B Preferred Stock), it shall send to each Holder written notice of such determination and, if within 20 days after receipt of such notice, such Holder shall so request in writing, the Company shall its best efforts to include in such registration statement all or any part of the Registrable Securities that such Holders request to be registered. Notwithstanding the foregoing, if, in connection with any offering involving an underwriting of the Common Stock to by issued by the Company, the managing underwriter shall impose a limitation on the number of shares of the Common Stock included in any such registration statement because, in such underwriter's judgment, such limitation is necessary based on market conditions: (a) if the registration statement is for a public offering of common stock on a "firm commitment" basis with gross proceeds to the Company of at least $15,000,000 (a "QUALIFIED PUBLIC OFFERING"), the Company may exclude, to the extent so advised by the underwriters, the Registrable Securities from the underwriting; provided, however, that if the underwriters do not entirely exclude the Registrable Securities from such Qualified Public

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Offering,  the  Company  shall  be  obligated  to  include  in such registration statement, with respect to the requesting Holders, only an amount of Registrable Securities equal to the product of (i) the number of Registrable Securities that remain available for registration after the underwriter's cutback and (ii) such Holder's percentage of ownership of all the Registrable Securities then outstanding (on an as-converted basis) (the "REGISTRABLE PERCENTAGE"); and (b) if the registration statement is not for a Qualified Public Offering, the Company shall be obligated to include in such registration statement, with respect to the requesting Holders, only an amount of Registrable Securities equal to the product of (i) the number of Registrable Securities that remain available for registration after the underwriter's cutback and (ii) such Holder's Registrable Percentage; provided, however, that the aggregate value of the Registrable Securities to be included in such registration may not be so reduced to less than 30% of the total value of all securities included in such registration. If any Holder disapproves of the terms of any underwriting referred to in this paragraph, it may elect to withdraw therefrom by written notice to the Company and the underwriter. No incidental right under this paragraph shall be construed to limit any registration required under the other provisions of this Agreement.

     5.  COOPERATION WITH COMPANY

         Each  Holder  will  cooperate  with  the  Company  in all  respects  in connection  with this  Agreement,  including  timely  supplying all  information reasonably requested by the Company (which shall include all information regarding such Holder and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the Holder to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Registrable Securities which the Commission will permit to be registered without naming the Holder as underwriter. Any delay or delays caused by a Holder by failure to cooperate as required hereunder shall not constitute a Registration Default as to such Holder.

    6.   REGISTRATION PROCEDURES
         If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holder's assistance and cooperation as reasonably required with respect to each Registration Statement:

     (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement whenever any of the Holder shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of


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Registrable  Securities  from  time to time in  connection  with a  registration statement pursuant to Rule 415 promulgated under the Securities Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (b) (i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holder as required by Section 4(c) and reflect in such documents all such comments as the Holder (and its counsel) reasonably may propose; (ii) furnish to the Holder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder; and (iii) provide to the Holder copies of any comments and communications from the Commission relating to the Registration Statement, if lawful to do so;

     (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as any of the Holders shall reasonably request (subject to the limitations set forth in Section 4(c) above), and do any and all other acts and things which may be necessary or advisable to enable such Holders to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by such Holders;

     (d) list such Registrable Securities on the markets where the Common Stock of the Company is listed as of the effective date of the Registration Statement, if the listing of such Registrable Securities is then permitted under the rules of such markets;

     (e) notify the Holders at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 6(a) as quickly as reasonably possible and during such period, the Holders shall not make any sales of Registrable Securities pursuant to the Registration Statement;

     (f) after becoming aware of such event, notify the Holders who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the

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effectiveness  of  the  Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

     (g) cooperate with the Holders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holders reasonably may request and registered in such names as the Holders may request; and, within three Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

     (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

     (i) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; and

     (j) maintain a transfer agent and registrar for the Common Stock.

7. INDEMNIFICATION

     (a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless the Holder, each person, if any, who controls a Holder within the meaning of the Securities Act, and each director, officer, shareholder, employee, agent, representative, accountant or attorney of the foregoing (each of such indemnified parties, a "DISTRIBUTING INVESTOR") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Investor may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company

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by  the  Distributing Investor, its counsel, or affiliates, specifically for use in the preparation thereof or (ii) by such Distributing Investor's failure to deliver to the purchaser a copy of the most recent prospectus (including any amendments or supplements thereto). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) To the maximum extent permitted by law, each Distributing Investor agrees that it will indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Investor, its counsel or affiliates, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Investor may otherwise have under this Agreement. Notwithstanding anything to the contrary herein, the Distributing Investor shall be liable under this Section 7(b) for only that amount as does not exceed the net proceeds to such Distributing Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties shall have the right to employ one or more separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any interpleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

         All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within 10 Trading Days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

8.       CONTRIBUTION

         In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 7 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 7 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Investor on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Investor agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Notwithstanding any other provision of this Section 8, in no event shall (i) any of the Distributing Investors be required to undertake liability to any person under this Section 8 for any amounts in excess of the dollar amount of the proceeds received by such Distributing Investor from the sale of such Distributing Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration
Statement under which such Registrable Securities are registered under the Securities Act and (ii) any underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

9.       NOTICES

         Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

         COMPANY:              Stronghold Technologies, Inc.
                               777 Terrace Avenue
                               Hasbrouck Heights, NJ  07604
                               Attention:  Christopher J. Carey
                               Telephone:  (201) 727-1400
                               Facsimile:  (201) 288-9414

         WITH A COPY TO:       Hale and Dorr, LLP
                               650 College Road East
                               Princeton, NJ  08540
                               Attention:  Raymond P. Thek, Esq.
                               Telephone:  (609) 750-7648
                               Facsimile:  (609) 750-7700

         INVESTOR:             At the address and facsimile set forth on the
                               signature page hereof



10.      ASSIGNMENT

         The registration rights granted to any Holder under this Agreement may be transferred or assigned provided the transferee is bound by the terms of this Agreement and the Company is given written notice of such transfer or assignment.

11.      ADDITIONAL COVENANTS OF THE COMPANY

         For so long as it shall be required to maintain the effectiveness of the Registration Statement, it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of the applicable form.

12.      CONFLICTING AGREEMENTS

         The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

13.      GOVERNING LAW; JURISDICTION

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida, without regard to its principles of conflict of laws. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any party in the federal courts of Florida or the state courts of the State of Florida, and each of the parties consents to the jurisdiction of such courts and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

14. MISCELLANEOUS

     (a) ENTIRE AGREEMENT. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement, together with the other Primary Documents, including any certificate, schedule, exhibit or other document delivered pursuant to their terms, constitutes the entire agreement among the parties hereto with respect to the subject matters hereof and thereof, and supersedes all prior agreements and understandings, whether written or oral, among the parties with respect to such subject matters.

     (b) AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by the party to be charged with enforcement.

     (c) WAIVER. No waiver of any provision of this Agreement shall be deemed a waiver of any other provisions or shall a waiver of the performance of a provision in one or more instances be deemed a waiver of future performance thereof.

     (d) CONSTRUCTION. This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party.

     (e) BINDING EFFECT OF AGREEMENT. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Securities.

     (f) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

     (g) ATTORNEYS' FEES. If any action should arise between the parties hereto to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be reimbursed for all reasonable expenses incurred in connection with such action, including reasonable attorneys' fees.

     (h) HEADINGS. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

     (i) COUNTERPARTS. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement.





                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on this 30th day of April, 2003.

                                             STRONGHOLD TECHNOLOGIES,
                                             INC.


                                             By: /s/ Christopher J. Carey
                                                ------------------------------
                                                 Name:   Christopher J. Carey
                                                      ------------------------
                                                 Title: President and Chief
                                                        Executive Officer
                                                       -----------------------



                                             INVESTORS:

                                             STANFORD VENTURE CAPITAL
                                             HOLDINGS, INC.


                                             By: /s/ James M. Davis
                                                ------------------------------
                                                 Name: James M. Davis
                                                      ------------------------
                                                 Title: President
                                                       -----------------------

                                                 Address

                                              /s/ Osvaldo Pi
                                             --------------------------------
                                             Name: Osvaldo Pi

                                             --------------------------------
                                             Address 6405 SW 104th St.
                                                     Pinecrest, FL 33156

                                              /s/ Ronald Stein
                                             --------------------------------
                                             Name: Ronald Stein

                                             --------------------------------
                                             Address  6520 Allison Rd.
                                                      Miami Beach, FL 33141

                                               /s/ William R. Fusselmann
                                             --------------------------------
                                             Name: William R. Fusselmann

                                             --------------------------------
                                             Address 141 Crandon Blvd. #437
                                                     Key Biscayne, FL 33149

                                               /s/ Daniel T. Bogar
                                             --------------------------------
                                             Name: Daniel T. Bogar

                                             --------------------------------
                                             Address 1016 Sanibel Drive
                                                     Hollywood, FL 33019


                                             --------------------------------
                                             Name:

                                             --------------------------------
                                             Address

                                    EXHIBIT A



                  # OF SHARES OF SERIES A   # OF SHARES OF SERIES B   NUMBER OF
NAME OF INVESTOR       PREFERRED STOCK           PREFERRED STOCK      WARRANTS
---------------- ------------------------- ------------------------ ------------